EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the annual report of YouChange Holdings Corp (the “Company”) on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Jeffrey I. Rassás, Chief Executive Officer, and Richard A. Papworth, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Jeffrey I. Rassás
Jeffrey I. Rassás
Chief Executive Officer

/s/  Richard A. Papworth
Richard A. Papworth
Chief Financial Officer

November 15, 2010

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as a part of this report or on a separate disclosure document.